IN BRIEF

Net asset value per share	US$	23.97
Market price	US$	24.78
Premium/(discount)		3.38%
Fund size	US$	344.9m
Source: State Street Corporation

At November 30, 2005	US$ returns

	China Fund NAV	MSCI Golden Dragon*
	%	%
One month	3.4	6.4
Year to date	-1.1	5.8
One year	-1.1	9.1
Three years %pa	21.7	19.0
Past performance is not a guide to future returns.
Source: State Street Corporation. NAV-NAV performance.
*Source for index data: MSCI.
MANAGER’S COMMENTARY

Most markets across the greater China region rebounded in November, helped by an easing in the oil price. Investors gradually became inured to pictures of dead chickens (avian ‘flu) and unmoved by a new environmental disaster (a chemical plant explosion filled Harbin’s water supply with benzene). The best market — and it seems to have been a couple of years since I wrote this — was Taiwan. Our visit to Taiwan was notable for the contrast between the excellent presentations given by Taiwan’s cheap and well-managed companies, and the prevailing gloom of local investors. This depressed sentiment has been largely a result of the political impasse, and the prospect of a poor showing by the Democratic Progressive Party (DPP) in mayoral elections on December 3rd, is inducing hope of progress after the election.
The domestic A-share market was the worst performer, marking time as investors absorbed weak earnings growth in the third quarter. This was despite signs that the authorities are now accelerating foreign access to the A-share market. Investors also failed to react to another important development, which will allow companies to offer share options to managers when the current round of non-tradable share reform is completed. If we start to see the managers of state-owned enterprises acting like owners rather than civil servants, our investible universe will be considerably broadened.
The meeting between Presidents Bush and Hu Jintao passed off with little to show save for another large purchase of aeroplanes. Each time an American politician visits Beijing, the airline companies buy Boeing; when European heads of state visit, the put-upon carriers must buy Airbus. Mid-term congressional elections in 2006, and China’s mounting trade surplus with the U.S., are likely to ensure that the upward pressure on the Renminbi (Rmb) continues. This will be intensified by any sign of a peak in the U.S. interest rate cycle. Although a temporary solution on textile imports was found, further trade disputes are certain.
November was marked by a large number of Initial Public Offerings (IPOs). Along with the ugly (Construction Bank) and the unexciting (Link REIT), there were a number of interesting, smaller cap companies coming to market. This development is a positive one, offering a wider choice of entrepreneurial companies to investors. The Fund subscribed to the IPO by department store operator Parkson and is taking a holding in Action, a newly-listed designer of integrated circuits.
Chris Ruffle, Martin Currie Inc
INVESTMENT STRATEGY

The Fund is 89.9% invested with holdings in 70 companies of which 3 are unlisted. We expect the Fund to be fully invested following the distribution of a substantial cash dividend on December 29, 2005.
During the month, we gradually increased our exposure to the A-share market, adding to holdings in leading garment maker Youngor, in Yangtze Power and in Zhenhua, the world’s largest manufacturer of port machinery. We took the opportunity presented by weakness related to avian ‘flu worries to add to our holding in the hotel operator, Shangri-la. We took profits on caterer Fu Ji, which now appears expensive.
In the technology area, we sold the STN LCD maker Wintek, as we are worried about its future growth prospects, and bought Radiant, a manufacturer of backlights for TFT LCDs, which should benefit from the coming boom in sales of LCD televisions.
Chris Ruffle, Martin Currie Inc
DIRECT INVESTMENT MANAGER’S COMMENTARY

Data from China continues to indicate that economic growth is strong. Gross Domestic Product (GDP) increased by 9.4% in the first nine months of this year, while retail sales also grew strongly, rising by 12.1% over the same period. In the wake of a new circular from the State Administration of Foreign Exchange (SAFE) on the creation of offshore holding companies, and with the economy continuing to grow, we expect to see more buoyant deal-making. We are building up a pipeline of deals that have the potential to materialize into interesting new investments.
KOH Kuek Chiang, Asian Direct Capital Management

FUND DETAILS

Market cap	US$	371.3m
Shares outstanding		14,388,287
Exchange listed	NYSE
Listing date	July 10, 1992
Investment adviser	Martin Currie Inc
Direct investment manager	Asian Direct Capital Management
Source: State Street Corporation.
ASSET ALLOCATION

Source: State Street Corporation.
SECTOR ALLOCATION

	The China	MSCI Golden
	Fund, Inc	Dragon
Information technology	15.2%	26.3%
‘A’ share access product	13.8%	—
Consumer discretionary	9.9%	6.2%
Industrials	8.7%	11.2%
Financials	8.5%	29.1%
Utilities	8.4%	5.5%
Consumer staples	6.0%	0.9%
Materials	5.3%	6.2%
Telecommunications	5.1%	8.4%
Healthcare	4.2%	—
Energy	3.9%	6.2%
Index fund	0.9%	—
Other assets & liabilities	10.1%	—

Total	100.0%	100.0%
Source: State Street Corporation. Source for index data: MSCI

PERFORMANCE	(US$ RETURNS)

	NAV	Market price
	%	%
One month	3.4	0.9
Year to date	-1.1	-24.3
Three years %pa	21.7	28.4
Past performance is not a guide to future returns.
Source: State Street Corporation
DIRECT INVESTMENTS (3.9%)

CDW Holdings Ltd	Information technology	2.0%
Global e Business	Information technology	0.9%
Captive Finance	Financials	0.9%
teco Optronics	Information technology	0.1%
15 LARGEST LISTED INVESTMENTS (37.4%)

Chaoda Modern Agriculture	Consumer staples	3.8%
China Life Insurance	Financials	3.1%
China Netcom	Telecommunications	3.0%
Cathay Financial	Financials	2.8%
Xinao Gas	Utilities	2.6%
Zijin Mining	Materials	2.5%
Solomon Systech	Information technology	2.4%
TPV Technology	Industrials	2.4%
Tripod Technology	Information technology	2.3%
China Minsheng Banking	Financials	2.2%
Li Ning	Consumer staples	2.2%
Anhui Expressway	Utilities	2.1%
Shenzhen Expressway	Utilities	2.0%
Lenovo	Information technology	2.0%
Merry Electronics	Consumer discretionary	2.0%
Source: State Street Corporation

FUND PERFORMANCE (BASED ON NET ASSET VALUE)	(US$ RETURNS)

	One	Three	Calendar	One	Three	Five	Since
	month	months	year to date	year	years	years	launch
	%	%	%	%	% pa	% pa	% pa
The China Fund, Inc.	3.4	-3.0	-1.1	-1.1	21.7	19.9	7.4
MSCI Golden Dragon	6.4	1.2	5.8	9.1	19.0	5.7	n/a
Hang Seng Chinese Enterprise	5.5	-0.5	6.4	1.6	38.4	25.9	n/a
Shanghai Stock Exchange 180	-0.3	-6.7	-10.9	-15.5	-7.9	n/a	n/a
Past performance is not a guide to future returns.
Source: State Street Corporation. Launch date July 10, 1992. Three year, five year and since launch returns are all annualized.
Source for index data: MSCI for the MSCI Golden Dragon and Copyright 2005 Bloomberg LP for the Hang Seng Chinese Enterprise and the Shanghai Stock Exchange 180. For a full description of each Index please see the final page of this document.

THE PORTFOLIO — IN FULL	AT NOVEMBER 30, 2005

Sector	Company (BBG ticker)	Price		Holding	Value $	% of portfolio

Hong Kong						41.8%
Chaoda Modern Agriculture	682 HK	HK$3.0		34,089,900	13,297,736	3.8%
China Life Insurance	2628 HK	HK$6.1		13,497,000	10,616,801	3.1%
China Netcom	906 HK	HK$12.6		6,435,500	10,456,334	3.0%
Xinao Gas	2688 HK	HK$6.0		11,560,000	8,869,546	2.6%
Zijin Mining	2899 HK	HK$2.7		24,800,000	8,474,697	2.5%
Solomon Systech	2878 HK	HK$3.2		20,698,000	8,474,200	2.4%
TPV Technology	903 HK	HK$6.6		9,968,000	8,355,029	2.4%
Li Ning	2331 HK	HK$5.1		11,400,000	7,497,244	2.2%
Lenovo	992 HK	HK$3.8		14,142,000	6,929,805	2.0%
Shangri-La Asia	0069 HK	HK$11.2		4,318,000	6,208,463	1.8%
Golden Meditech	8180 HK	HK$1.5		27,900,000	5,288,690	1.5%
Ports Design	589 HK	HK$8.1		4,721,500	4,901,200	1.4%
China Fire Safety	8201 HK	HK$0.7		50,380,000	4,872,435	1.4%
Comba Telecom Systems	2342 HK	HK$1.9		16,118,000	3,969,823	1.2%
China Shineway Pharmaceutical	2877 HK	HK$3.7		7,615,000	3,584,177	1.1%
China Power International	2380 HK	HK$2.6		10,349,000	3,403,025	1.0%
Global Bio-Chem Technology	809 HK	HK$3.4		7,556,000	3,264,099	1.0%
Digital China	861 HK	HK$2.2		10,692,000	3,067,719	0.9%
iShares Asia Trust-FTSE/Xinhua		HK$40.7		580,000	3,040,291	0.9%
Fountain Set	420 HK	HK$3.4		6,714,000	2,835,432	0.8%
FU JI Food & Catering	1175 HK	HK$10.5		1,895,000	2,565,814	0.8%
TCL Multimedia Technology	1070 HK	HK$1.2		15,988,000	2,494,630	0.7%
Natural Beauty Bio-Technology	157 HK	HK$0.6		32,780,000	2,493,949	0.7%
Asia Aluminium	930 HK	HK$0.7		23,250,000	2,158,649	0.6%
Ocean Grand Chemicals	2882 HK	HK$1.0		17,379,000	2,128,997	0.6%
China Rare Earth	769 HK	HK$0.7		15,254,000	1,514,611	0.4%
Beiren Printing Machinery	187 HK	HK$1.5		7,000,000	1,335,938	0.4%
Asia Zirconium	395 HK	HK$0.5		13,196,000	850,822	0.3%
Parkson Retail	3368 HK	HK$12.2		535,000	834,768	0.2%
Arcontech	8097 HK	HK$0.1		18,386,000	237,090	0.1%

Hong Kong ‘H’ shares						9.8%
Anhui Expressway	995 HK	HK$4.1		13,938,000	7,279,174	2.1%
Shenzhen Expressway	548 HK	HK$2.5		21,494,000	6,998,504	2.0%
China Shenhua Energy	1088 HK	HK$8.7		4,536,500	5,060,153	1.4%
BYD	1211 HK	HK$11.8		3,225,000	4,886,458	1.4%
Sinotrans	598 HK	HK$2.8		12,835,000	4,634,261	1.4%
China Oilfield Services	2883 HK	HK$2.8		9,546,000	3,415,946	1.0%
Lianhua Supermarket	980 HK	HK$8.3		1,500,000	1,605,447	0.5%

Taiwan						16.4%
Cathay Financial	2882 TT	NT$60.7		5,438,000	9,848,774	2.8%
Tripod Technology	3044 TT	NT$78.1		3,334,095	7,769,325	2.3%
Merry Electronics	2439 TT	NT$75.1		3,012,016	6,749,188	2.0%
Advanced Semiconductor Engineering	2311 TT	NT$24.2		8,046,000	5,797,643	1.7%
Fubon Financial	2881 TT	NT$26.8		7,180,952	5,731,392	1.7%
Radiant Opto-Electronics	6176 TT	NT$83.4		1,500,000	3,732,601	1.1%
Data Systems Consulting	2447 TT	NT$24.7		4,362,043	3,208,198	0.9%
Cheng Shin Rubber	2105 TT	NT$25.8		4,129,481	3,178,846	0.9%
Synnex Technologies	2347 TT	NT$39.5		2,693,164	3,174,053	0.9%
Taiwan Green Point	3007 TT	NT$74.8		1,286,783	2,871,847	0.8%
Taiwan FamilyMart	5903 TT	NT$50.0		1,645,592	2,462,336	0.7%
Yieh United Steel	9957 TT	NT$7.0		9,483,000	1,991,924	0.6%

Singapore						1.6%
Bio-Treat Technology	BIOT SP	SG$1.0		9,799,000	5,707,537	1.6%

Shenzhen ‘B’ shares						0.8%
China International Marine	200039 CH	HK$6.0		3,425,890	2,663,896	0.8%

United States ‘N’ shares						1.8%
China Techfaith Wireless	CNFT US	US$	16.2	197,700	3,192,855	0.9%
The9	NCTY US	US$	14.6	184,861	2,689,728	0.8%
Chindex International	CHDX US	US$	6.8	69,987	477,311	0.1%

Sector	Company (BBG ticker)	Price		Holding	Value $	% of portfolio

‘A’ share access products						13.8%
China Minsheng Banking		US$	0.5	16,172,864	7,730,629	2.2%
China Yangtze Power		US$	0.9	7,577,738	6,687,043	1.9%
Shanghai Zhenhua Port Machinery		US$	0.9	5,287,861	4,856,112	1.4%
Shenergy		US$	0.6	5,940,000	3,807,540	1.1%
Xinjiang Tebian Electric		US$	0.9	3,577,791	3,343,235	1.0%
China Merchants Bank		US$	0.8	4,199,962	3,337,223	1.0%
Shanghai International Airport		US$	1.7	1,799,974	3,107,743	0.9%
Qinghai Salt Lake Potash		US$	1.3	2,396,122	3,075,334	0.9%
Youngor		US$	0.4	7,562,730	3,013,975	0.9%
Shanghai Port Container		US$	1.2	2,434,945	2,998,588	0.9%
Kweichow Moutai		US$	5.4	547,906	2,966,126	0.8%
China Petroleum & Chemical		US$	0.5	5,539,000	2,819,351	0.8%

Direct						3.9%
CDW Holdings Ltd				60,000,000	7,091,538	2.0%
Global e Business				40,000	3,051,694	0.9%
Captive Finance				2,000,000	3,045,000	0.9%
teco Optronics				1,861,710	150,000	0.1%

Other assets & liabilities						10.1%
OBJECTIVE

The investment objective of the Fund is to achieve long term capital appreciation through investment in companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.
The Board of Directors of the Fund has adopted an operating policy of the Fund, effective June 30, 2001, that the Fund will invest at least 80% of its assets in China companies. For this purpose, “China companies” are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; or (iii) companies organized in China. Under the policy, China will mean the People’s Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days’ prior notice of any change to the policy described above.
The fundamental policy, which applies to not less than 65% of the Fund’s assets as set out in the Fund’s prospectus dated July 10, 1992, remains in place. The fundamental policy is the same as the operating policy set out above, except that China only includes the People’s Republic of China.
The Fund is subject to the Investment Company Act of 1940 which limits the means in which it can access the ‘A’ share market. The Fund will continue to seek the most efficient way in which to increase its ‘A’ share exposure ensuring ongoing compliance with its legal and regulatory obligations.
CONTACTS

The China Fund, Inc.
c/o State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
Tel: (1) 888 CHN-CALL (246 2255)
www.chinafundinc.com

MSCI Golden Dragon Index
The MSCI Golden DragonSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. As of May 2005 the MSCI Golden Dragon Index consisted of the following country indices: China, Hong Kong and Taiwan.
Hang Seng China Enterprise Index
The Hang Seng China Enterprise Index is a capitalization-weighted index comprised of state-owned Chinese companies (H-shares) listed on the Hong Kong Stock Exchange and included in HSMLCI index.
Shanghai Stock Exchange 180 Index
The Shanghai Stock Exchange 180 ‘A’ Share Index is a capitalization-weighted index. The index tracks the daily price performance of the 180 most representative ‘A’ share stocks listed on the Shanghai Stock Exchange.
Important information: This document is issued and approved by Martin Currie Inc (MC Inc), as investment adviser of the listed equity portfolio of the China Fund Inc (the Fund). MC Inc is authorized and regulated by the Financial Services Authority (FSA) and incorporated under limited liability in New York, USA. Registered in Scotland (No BR2575), registered address Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein is believed to be reliable but has not been verified by MC Inc. MC Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from the newsletter. It explicitly does not accept responsibility for the views and opinions expressed by Asia Direct Capital Management.
The Fund is classified as a ‘non-diversified’ investment company under the US Investment Company Act of 1940. It meets the criteria of a closed ended US mutual fund and its shares are listed on the New York Stock Exchange. MC Inc has been appointed investment adviser to the listed equity portfolio of the Fund. Asian Direct Capital Management is the direct investment manager to the Fund.
Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the FSA for the protection of investors, nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA’s Conduct of Business Sourcebook of the United Kingdom.
This newsletter does not constitute an offer of shares. MC Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.
The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased.
It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.
Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. There can be no assurance that you will receive comparable performance returns, or that investments will reflect the performance of the stock examples contained in this document. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment. Past performance is not a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:
à	The companies quoted on Greater Chinese stock exchanges are exposed to the risks of political, social and religious instability, expropriation of assets or nationalization, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation, which may affect income and the value of investments.

à	At present, the securities market and the regulatory framework for the securities industry in China is at an early stage of development. The CSRC is responsible for supervising the national securities markets and producing relevant regulations. The Investment Regulations, under which the Fund invests in the People’s Republic of China (‘PRC’) and which regulate repatriation and currency conversion, are new. The Investment Regulations give CSRC and SAFE wide discretions and there is no precedent or certainty as to how these discretions might be exercised, either now or in the future. The Fund may, from time to time, obtain access to the securities markets in China via Access Products. Such products carry additional risk and may be less liquid than the underlying securities which they represent.

à	During the past 15 years, the PRC government has been reforming the economic and political systems of the PRC, and these reforms are expected to continue, as evidenced by the recently announced changes. The fund’s operations and financial results could be adversely affected by adjustments in the PRC’s state plans, political, economic and social conditions, changes in the policies of the PRC government such as changes in laws and regulations (or the interpretation thereof), measures which may be introduced to control inflation, changes in the rate or method of taxation, imposition of additional restrictions on currency conversion and the imposition of additional import restrictions.

à	PRC’s disclosure and regulatory standards are in many respects less stringent than standards in certain OECD countries, and there may be less publicly available or less reliable information about PRC companies than is regularly published by or about companies from OECD countries.

à	The Shanghai Stock Exchange and Shenzhen Stock Exchange have lower trading volumes than most OECD exchanges and the market capitalisations of listed companies are small compared to those on more developed exchanges in developed markets. The listed equity securities of many companies in the PRC are accordingly materially less liquid, subject to greater dealing spreads and experience materially greater volatility than those of OECD countries. These factors could negatively affect the Fund’s NAV.

à	The Fund invests primarily in securities denominated in other currencies but its NAV will be quoted in US dollars. Accordingly, a change in the value of such securities against US dollars will result in a corresponding change in the US dollar NAV.

à	The marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stockmarkets, and equities are less liquid. Volatility of prices can also be greater than in more developed stockmarkets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be underdeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.

à	The value of the fund’s investment in any Quota will be affected by taxation levied against the relevant QFIIs or in respect of investments held in the relevant Quotas. The PRC taxation regime that will apply to QFIIs and investments made in or through QFII quotas is not clear. The Investment Regulations are new and do not currently expressly contemplate the treatment of QFIIs and investment made through QFII Quotas.
Martin Currie Inc, registered in Scotland (no BR2575)
Registered office: Saltire Court, 20 Castle Terrace, Edinburgh EH11 2ES Tel: (44) 131 229 5252 Fax: (44) 131 222 2532 www.martincurrie.com/china North American office: 1350 Avenue of the Americas, Suite 3010, New York, NY 10019, USA Tel: 212 258 1900 Fax: 212 258 1919
Authorized and registered by the Financial Services Authority and incorporated with limited liability in New York, USA.